UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 20, 2017, United States Cellular Corporation (U.S. Cellular), a subsidiary of Telephone and Data Systems, Inc. (TDS),  and certain wholly-owned subsidiaries of U.S. Cellular, entered into agreements relating to the issuance of asset-backed variable funding notes which are collateralized by the receivable balances of equipment installment plan contracts of U.S. Cellular’s customers (the “Securitization”) with Royal Bank of Canada (RBC), as administrative agent for owners of the securitized notes, with a maximum funding limit of $200,000,000 at any given time (collectively, the “Securitization Agreements”).

The Securitization Agreements are disclosed in U.S. Cellular’s Form 8-K dated December 20, 2017, which Form 8-K is incorporated by reference herein. The terms and conditions of the U.S. Cellular Securitization Agreements are described in such Form 8-K.

As a condition to one of the Securitization Agreements, U.S. Cellular entered into a Performance Guaranty whereby U.S. Cellular guarantees the performance of certain wholly-owned subsidiaries of U.S. Cellular under certain transfer and servicing agreements as well as under certain of the Securitization Agreements.  U.S. Cellular does not guarantee that the receivables are collectable.  A copy of the U.S. Cellular Performance Guaranty is incorporated by reference herein as Exhibit 10.2.

In reviewing the agreements included as exhibits to this report, please note that they are included to provide information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. Certain of the agreements contain representations and warranties by one or more of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

  should not in any instance be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
  may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and
  were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in the Company’s SEC filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

Exhibit Number	Description of Exhibits
4.1

Master Indenture for asset-backed notes by and among USCC Master Note Trust, USCC Services, LLC and U.S. Bank National Association, as Indenture Trustee, dated December 20, 2017, is hereby incorporated by reference to Exhibit 4.1 from U.S. Cellular’s Form 8-K dated December 20, 2017.

4.2

Supplemental Indenture for Series 2017-VFN Floating Rate Asset-Backed Notes by and among USCC Master Note Trust, USCC Services, LLC and U.S. Bank National Association, dated December 20, 2017, is hereby incorporated by reference to Exhibit 4.2 from U.S. Cellular’s Form 8-K dated December 20, 2017.

10.1

Series 2017-VFN Note Purchase Agreement by and among USCC Receivables Funding LLC, as transferor, USCC Master Note Trust, as issuer, USCC Services, LLC, as Servicer, U.S. Cellular as performance guarantor, the owners party thereto, the managing agents party thereto, and Royal Bank of Canada, as administrative agent for owners of the notes, dated December 20, 2017, is hereby incorporated by reference to Exhibit 10.1 from U.S. Cellular’s Form 8-K dated December 20, 2017.

10.2

Performance Guaranty and Parent Undertaking Agreement by U.S. Cellular in favor of the Guaranteed Parties defined therein, dated December 20, 2017, is hereby incorporated by reference to Exhibit 10.2 from U.S. Cellular’s Form 8-K dated December 20, 2017.

10.3

Amended and Restated Trust Agreement between USCC Receivables Funding LLC, as transferor, and Wilmington Trust, National Association, as Trustee, is hereby incorporated by reference to Exhibit 10.3 from U.S. Cellular’s Form 8-K dated December 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	December 22, 2017

		By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)

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